UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2014

XOMA CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-14710	52-2154066
(Commission File Number)	(IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California	94710
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(510) 204-7200

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company, pursuant to the approval of its stockholders on May 22, 2014, amended its Certificate of Incorporation to increase the number of authorized shares of its common stock, par value $0.0075 per share, by an additional 138,666,666 to 277,333,332 shares.

The preceding is qualified in its entirety by reference to the Company’s Certificate of Amendment of Certificate of Incorporation, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Company’s 2014 annual meeting of stockholders was held on May 22, 2014.

(b)	The Company’s independent inspector of elections reported the following final voting results for the matters voted on by the stockholders as set forth below:

1.	The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
John Varian	66,403,139	571,341	21,836,547
Patrick J. Scannon, M.D., Ph.D.	66.401,387	573,093	21,836,547
W. Denman Van Ness	66,255,397	719,083	21,836,547
William K. Bowes, Jr.	66,433,628	540,852	21,836,547
Peter Barton Hutt	63,130,820	3,843,660	21,836,547
Joseph M. Limber	66,328,580	645,900	21,836,547
Kelvin Neu, M.D.	66,412,365	562,115	21,836,547
Timothy P. Walbert	62,544,430	4,430,050	21,836,547
Jack L. Wyszomierski	66,368,347	606,133	21,836,547

2.	The proposal to ratify the appointment of the Company’s auditors:

Votes for	87,338,562
Votes against	1,139,838
Abstentions	332,626
Broker non-votes	0

3.	The proposal to approve an amendment to the Company’s Certificate of Incorporation:

Votes for	84,400,017
Votes against	3,799,975
Abstentions	611,035
Broker non-votes	0

4.	The proposal to approve an amendment to the Company’s Amended and Restated 2010 Long Term Incentive and Stock Award Plan:

Votes for	43,452,595
Votes against	23,284,184
Abstentions	237,701
Broker non-votes	21,836,547

5.	The proposal to approve, on an advisory basis, the compensation of the Company's Named Executive Officers was approved based upon the following vote:

Votes for	59,898,422
Votes against	6,782,982
Abstentions	293,076
Broker non-votes	21,836,547

Item 9.01	Financial Statements and Exhibits.

3.1	Certificate of Amendment to the Amended Certificate of Incorporation of XOMA Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2014	XOMA CORPORATION

	By:	/s/ Fred Kurland
Fred Kurland
Vice President, Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Number	Description

3.1	Certificate of Amendment to the Amended Certificate of Incorporation of XOMA Corporation.